UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21102
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(Exact name of registrant as specified in charter)
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)
CLIFFORD E. LAI, PRESIDENT
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1 (800) Hyperion
Date of fiscal year end: November 30
Date of reporting period: May 31, 2008

Item 1.     Reports to Shareholders.

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.

Semi-Annual Report

May 31, 2008

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio Composition (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of May 31, 2008.
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments as of May 31, 2008*

*	As a percentage of total investments calculated as total credit exposure by sector.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2008

Dear Stockholder:
We welcome this opportunity to provide you with information about The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”) for the semi-annual period ended May 31, 2008. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HSM”.
Description of the Fund
The Fund is a diversified closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade mortgage-backed securities (“MBS”) including Agency MBS, non-Agency residential MBS (“RMBS”) and commercial MBS (“CMBS”), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short-term instruments. The Fund may invest up to 10% of its total assets in asset-backed securities (“ABS”) that are secured by pools of assets that may not represent interests in real estate.
Portfolio Performance
For the six month period ending May 31, 2008, stockholders total return was -2.22%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.21 on May 31, 2008, the Fund’s shares have a current dividend yield of 11.73%, which was 8.31% higher than the 3.42% yield of the 5-Year U.S. Treasury note. This also was competitive with the yields of other multi-sector bond funds in the Fund’s category.
The Fund’s net asset value (“NAV”) declined 20.79% over the period. The majority of the decline was the result of unrealized mark-to-market adjustments on the Fund’s holdings. These mark-to-market adjustments have been significant due to a number of unprecedented market factors. However, we believe that these securities offer future potential appreciation in excess of their current market values, and it is our current intention to hold these securities for their potential value appreciation.
During this period of uncertainty, we have maintained a significant allocation to high quality Agency MBS and U.S. Treasury securities. We believe that there are no credit issues with the Fund’s Agency MBS. They are backed first by the credit of the underlying home mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Additionally, we believe that should Fannie Mae and Freddie Mac encounter any enterprise level problems, the Agency MBS that the Fund owns will be further supported by the U.S. Government. At the same time, we may decide to prudently allocate some funds away from Agency MBS and U.S. Treasury securities to take advantage of opportunities in the market.
The Fund utilizes reverse repurchase agreements to finance purchases on leverage. As of May 31, 2008, the Fund’s leverage was 30.6%. The Fund pledges high quality Agency MBS and U.S. Treasury securities as collateral against the reverse repurchase agreements. Due to the Fund’s significant allocation to Agency MBS and U.S. Treasury securities, there has been no disruption in the Fund’s ability to maintain its leverage.
As of May 31, 2008, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 4.2 years.
Fixed Income Market Environment
The market turmoil, which began in the summer of 2007, persisted through the first half of 2008 as the state of the U.S. mortgage market and the U.S. economy continued to worsen. The early part of the year continued to bring headlines about asset liquidations, hedge fund closures, and other forced sales of securities. Corporate write-downs related to structured finance investments are now in excess of $400 billion, not only related to residential mortgage loans, but also related to commercial real estate assets and corporate debt. We expect asset write-downs at banks and financial institutions to persist for some time, but we believe that the majority of the write-downs are behind us.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2008

The market experienced significant liquidity pressure in mid-March, coinciding with the sale of Bear Stearns to JP Morgan Chase. In March, broker-dealers and other leveraged entities were forced to sell securities at deeply discounted prices across a broad range of sectors, including non-Agency RMBS, commercial real estate debt, ABS, and corporate debt.
In March, the U.S. Government undertook a number of steps through the Federal Reserve and the U.S. Treasury to shore up the financial system. The Federal Reserve’s measures included creating of a term auction facility and a primary broker-dealer credit facility and allowing broker-dealers and banks to access financing on assets in certain sectors, such as RMBS, CMBS and ABS. These measures helped to stabilize valuations in the credit markets and to reduce volatility, although prices continued to drift lower.
The resolution of the following economic and credit market—related issues is a prerequisite to the future stabilization of the credit markets:

•	The consensus around the forward path for home prices must stabilize. Current home price forecasts include an additional home price depreciation of 10% to 15% nationally, in addition to the 10% home price depreciation already registered. In certain regions, such as San Diego, Las Vegas and Phoenix, home price depreciation forecasts are significantly worse than national averages.

•	Economic fundamentals have to stabilize, and there must be a market consensus around the economic conditions that will unfold. We need to see stabilization or improvement in the areas of employment, consumer confidence and inflation.

•	Realized losses resulting from the write-downs of assets and negative earnings impact on the books of financial institutions have to abate.

•	Liquidations of highly leveraged portfolios, including structured investment vehicles, asset-backed commercial paper conduits, and collateralized debt obligations, must come to a halt.

•	Rating agencies need to reach a consensus view on expected losses, and their ratings on securities must stabilize. The market must believe the ratings changes are finalized and the significant and continual downgrading of structured securities, including RMBS, CMBS and other ABS must end.

•	Lending institutions have to get back into the business of prudent lending.
Portfolio Strategy
As of May 31, 2008, the Fund had a 54.5% allocation to Agency MBS and U.S. Treasury securities. Agency MBS and U.S. Treasury securities are high-quality, albeit lower-yielding, liquid securities backed by the U.S. Government and its agencies. Owners of Agency MBS are guaranteed the timely payment of principal and interest, which gives the securities the equivalent of an AAA credit rating. Agency MBS securities have held up well over the last year, in fact, versus Treasuries they are one of the better performing asset classes. We are targeting some of these securities for potential sale in a move to reallocate a portion of these lower-yielding securities in the Fund into higher-yielding opportunities. Investment opportunities are clear and plentiful as senior securities that once were available at 6% yields can now be purchased in the 10% to 18% yield range. That said, as we target securities for sale to increase income, we remain somewhat defensive with respect to purchases, given the outlook for the consumer and the economy.
The Fund had a 26.5% allocation to CMBS. While these holdings are less liquid than Agency MBS or U.S. Treasury securities, the overall credit performance of CMBS remains solid, and we would expect these securities to recover in price as the CMBS market consensus evolves.
Approximately 16.9% of the Fund was invested in non-Agency RMBS. This portion of the portfolio does have below-investment-grade holdings, which have been severely penalized in terms of price and liquidity. However, many of our holdings in this sector are from the 2003 to 2005 vintages, representing, along with the CMBS allocation, the more seasoned component of the portfolio. As a result, many of these securities have significantly fewer credit problems than securities from

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2008

2006 and 2007 vintages. It is our view that current market values in the non-Agency RMBS sector do not show a difference across securities based on performance, particularly within the prime RMBS market.
A large portion of the Fund is invested in high-quality, highly-rated securities. As of May 31, 2008, approximately 91.6% of the Fund’s securities were rated investment grade, while only approximately 8.4% of the Fund’s securities were rated below investment grade. Further, the portfolio has only a 0.01% exposure to second lien loans.
With 54.5% of the portfolio allocated to Agency MBS and U.S. Treasuries, we believe we are in a good position to take advantage of current market dislocations, and we continue to look for investment opportunities in the RMBS and CMBS sectors, particularly among highly-rated distressed securities. Despite the current market turmoil, there are still well-structured securities that are defensive in their expected return profile. We have increased our subprime RMBS allocation from 1% to 4%, all of which are AAA rated securities to take advantage of the opportunities in the market. We expect this type of opportunistic allocation to continue to add long-term value for stockholders.
Conclusion
We remain committed to the Fund and its stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Stockholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.

CLIFFORD E. LAI
President,
The Hyperion Brookfield Strategic
Mortgage Income Fund, Inc.
Chairman,
Hyperion Brookfield Asset Management, Inc.

MICHELLE RUSSELL DOWE
Portfolio Manager
The Hyperion Brookfield Strategic
Mortgage Income Fund, Inc.
Managing Director,
Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 81.9%
U.S. Government Agency Pass-Through Certificates – 61.8%
Federal Home Loan Mortgage Corporation
Pool C69047	7.00%		06/01/32	$864	^	$916,132
Pool H01847	7.00		09/01/37	2,664		2,782,143
Pool G01466	9.50		12/01/22	746		829,644
Pool 555559	10.00		03/01/21	642		715,511

						5,243,430

Federal National Mortgage Association
Pool 694391	5.50		03/01/33	3,232	^	3,220,809
Pool 753914	5.50		12/01/33	5,908	@	5,887,933
Pool 955347	5.82	†	10/01/37	1,963		2,008,319
Pool 949293	5.85	†	10/01/37	1,777		1,821,488
Pool 754355	6.00		12/01/33	2,330		2,375,694
Pool 761836	6.00		06/01/33	2,372	^	2,422,345
Pool 763643	6.00		01/01/34	4,994	^	5,083,789
Pool 255413	6.50		10/01/34	5,524	@	5,712,961
Pool 795367	6.50		09/01/34	1,883		1,947,119
Pool 809989	6.50		03/01/35	2,103		2,171,344
Pool 945836	6.50		08/01/37	4,719		4,840,670
Pool 948362	6.50		08/01/37	4,465	^	4,579,943
Pool 650131	7.00		07/01/32	1,076	^	1,140,259
Pool 887431	7.50		08/01/36	326		341,491
Pool 398800	8.00		06/01/12	294		307,929
Pool 827854	8.00		10/01/29	1,267		1,375,141
Pool 636449	8.50		04/01/32	1,241		1,363,283
Pool 823757	8.50		10/01/29	2,413		2,646,324
Pool 458132	9.49		03/15/31	1,054		1,174,563

						50,421,404

Total U.S. Government Agency Pass-Through Certificates
(Cost – $55,515,418)						55,664,834

U.S. Treasury Obligations – 20.1%
United States Treasury Notes	4.50		02/15/16	3,000		3,127,968
United States Treasury Notes	4.50		05/15/17	14,500	@	14,998,437

Total U.S. Treasury Obligations
(Cost – $17,150,963)						18,126,405

Total U.S. Government & Agency Obligations
(Cost – $72,666,381)						73,791,239

ASSET-BACKED SECURITIES – 5.9%
Housing Related Asset-Backed Securities – 4.5%
Asset Backed Funding Certificates
Series 2005-AQ1, Class B1*(b)(c)(e)	5.75/6.25		06/25/35	993		523,818
Series 2005-AQ1, Class B2*(b)(c)(e)	5.75/6.25		06/25/35	1,050		601,545

						1,125,363

Asset Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4(a)(c)	2.56	†	03/25/36	661		635,640

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Mid-State Trust
Series 2004-1, Class M2	8.11%		08/15/37	$1,129	$1,111,612
Securitized Asset-Backed Receivables LLC Trust
Series 2005-HE1, Class A1A*(a)(c)(e)	2.69	†	10/25/35	1,138	1,125,291

Total Housing Related Asset-Backed Securities
(Cost – $4,738,934)					3,997,906

Non-Housing Related Asset-Backed Securities – 1.4%
Airplanes Pass Through Trust
Series 1R, Class A8 (cost $1,318,433)	2.89	†	03/15/19	1,436	1,292,179

Total Asset-Backed Securities
(Cost – $6,057,367)					5,290,085

COMMERCIAL MORTGAGE BACKED SECURITIES – 26.2%
Banc America Commercial Mortgage, Inc.
Series 2007-2, Class L*(e)	5.37		04/10/49	1,127	358,512
Series 2006-1, Class J*(e)	5.78	†	09/10/45	1,000	457,064
Series 2007-2, Class K*(e)	5.88	†	04/10/49	3,000	1,117,317

					1,932,893

Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class K*(e)	5.26		09/11/41	347	129,776
Series 2006-PW11, Class H*(e)	5.62	†	03/11/39	1,100	506,692
Series 2006-PW13, Class H*(e)	6.23	†	09/11/41	2,450	1,145,022
Series 1999-C1, Class D	6.53		02/14/31	2,500	2,489,517

					4,271,007

CD 2006 CD2
Series 2006-CD2, Class J*(e)	5.47	†	01/15/46	1,000	458,611
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*(e)	5.15		09/15/39	513	211,210
Series 2006-C4, Class M*(e)	5.15		09/15/39	565	209,357
Series 2006-C1, Class K*(e)	5.55	†	02/15/39	2,358	1,098,696
Series 2006-C4, Class K*(e)	6.10	†	09/15/39	2,970	1,382,960

					2,902,223

GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G*(e)	6.04		08/11/36	3,000	2,898,246
Series 2002-2A, Class H*(e)	6.31		08/11/36	2,000	1,955,482

					4,853,728

GMAC Commercial Mortgage Securities
Series 2006-C1, Class G*(e)	5.61	†	01/24/45	2,500	1,467,133
JP Morgan Chase Commercial Mortgage Securities
Series 2003-LN1, Class G*(e)	5.44	†	10/15/37	1,600	1,377,478
Series 2006-CB14, Class H*(e)	5.72	†	12/12/44	1,211	565,106
Series 2007-LD11, Class K*(e)	5.82	†	06/15/49	1,879	700,437

					2,643,021

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
JP Morgan Mortgage Trust
Series 2007-CB18, Class G*(e)	5.92	†%	06/12/47	$600	$264,174
Morgan Stanley Capital I Series 2004-HQ4, Class G*(e)	5.35	†	04/14/40	1,000	817,596
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*(e)	7.19		01/11/22	2,000	2,156,250
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L*(e)	5.13		04/15/47	1,788	538,408
Series 2005-C16, Class H*(e)	5.36	†	10/15/41	2,000	1,258,852

					1,797,260

Total Commercial Mortgage Backed Securities
(Cost – $36,603,271)					23,563,896

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 22.2%
Subordinated Collateralized Mortgage Obligations – 22.2%
Banc of America Funding Corp.
Series 2005-2, Class B4	5.66		04/25/35	842	212,185
Series 2005-2, Class B5	5.66		04/25/35	674	110,982
Series 2005-2, Class B6	5.66		04/25/35	507	37,988

					361,155

Bank of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50		04/25/34	965	233,921
Series 2004-3, Class 30B5	5.50		04/25/34	666	46,385

					280,306

Bank of America Mortgage Securities, Inc.
Series 2004-A, Class B4	4.02	†	02/25/34	1,529	1,018,758
Series 2003-10, Class 1B4	5.50		01/25/34	535	322,414
Series 2002-10, Class 1B3	6.00		11/25/32	1,366	1,271,759
Series 2007-4, Class B3	6.19		12/28/37	248	87,818

					2,700,749

Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50		07/25/32	2,347	2,221,120
Series 2002-4, Class B2	6.50		07/25/32	939	888,448
Series 2002-4, Class B3	6.50		07/25/32	548	501,336
Series 2002-4, Class B4	6.50		07/25/32	313	271,329
Series 2002-4, Class B5	6.50		07/25/32	235	178,467
Series 2002-4, Class B6*(e)	6.50		07/25/32	313	179,960

					4,240,660

Countrywide Home Loans
Series 2003-J13, Class B3	5.22	†	01/25/34	350	200,553
Series 2003-J13, Class B5	5.22	†	01/25/34	263	65,857
Series 2007-11, Class B2	6.00		08/25/37	497	265,162
Series 2007-17, Class B1	6.24	†	10/25/37	570	364,167

					895,739

Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3(a)(c)	2.55	†	11/25/36	1,105	733,940

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount	Value
	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
First Horizon Alternative Mortgage Securities
Series 2005-AA6, Class B4	5.42	†%	08/25/35	$840	$62,973
Series 2005-AA6, Class B5	5.42	†	08/25/35	790	39,512
Series 2005-AA6, Class B6	5.42	†	08/25/35	400	10,990

					113,475

First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4*(e)	5.45	†	07/25/35	407	177,935
Series 2005-5, Class B4*(e)	5.46	†	10/25/35	700	105,035
Series 2005-5, Class B5*(e)	5.46	†	10/25/35	525	52,494
Series 2005-5, Class B6*(e)	5.46	†	10/25/35	526	26,308

					361,772

Harborview Mortgage Loan Trust
Series 2005-9, Class B11*(a)(e)	4.23	†	06/20/35	496	223,037
Series 2005-1, Class B4*(a)(e)	4.25	†	03/19/35	472	218,125
Series 2005-1, Class B5*(a)(e)	4.25	†	03/19/35	685	47,963
Series 2005-1, Class B6*(a)(e)	4.25	†	03/19/35	490	14,690
Series 2005-2, Class B4*(a)(e)	4.55	†	05/19/35	1,222	109,984
Series 2005-14, Class B4*(a)(e)	5.67	†	12/19/35	392	39,161

					652,960

IXIS Real Estate Capital Trust
Series 2006-HE3, Class A1(a)(c)	2.44	†	01/25/37	196	192,297
JP Morgan Mortgage Trust
Series 2003-A1, Class B4	4.47	†	10/25/33	530	124,213
Series 2006-A6, Class B5	5.99	†	10/25/36	912	100,373
Series 2006-A6, Class B6	5.99	†	10/25/36	861	86,102

					310,688

Morgan Stanley Capital I
Series 2006-WMC2, Class A2C(a)(c)	2.54	†	07/25/36	2,010	1,372,492
Series 2006-HE1, Class A3(a)(c)	2.57	†	01/25/36	1,425	1,374,742

					2,747,234

RAAC Series
Series 2005-SP1, Class M3†	5.51		09/25/34	308	170,017
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25		02/25/34	433	196,202
Series 2003-S7, Class B3	5.50		05/25/33	504	176,516
Series 2003-S7, Class B2	5.50		05/25/33	306	167,667
Series 2006-SA1, Class B2*(e)	5.66	†	02/25/36	822	32,876
Series 2006-SA1, Class B3*(e)	5.66	†	02/25/36	211	3,696

					576,957

Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7*(e)	5.69	†	09/10/37	1,922	991,490
Series 2004-C, Class B7*(e)	6.09	†	09/10/36	945	662,546
Series 2006-C, Class B9*(e)	6.66	†	07/15/38	1,495	458,232
Series 2004-B, Class B8*(e)	7.34	†	02/10/36	762	497,263
Series 2003-CB1, Class B8*(e)	9.34	†	06/10/35	908	804,464
Series 2004-B, Class B9*(e)	10.84	†	02/10/36	1,168	854,694

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments – (Unaudited)
May 31, 2008

				Principal
	Interest			Amount		Value
	Rate		Maturity	(000s)		(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Series 2004-A, Class B10*(e)	14.09	†%	02/10/36	$467		$397,925

						4,666,614

Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34		05/25/35	479		57,497
Series 2005-6, Class B6	5.34		05/25/35	479		28,748
Series 2005-6, Class B7	5.34		05/25/35	304		12,178

						98,423

Washington Mutual Mortgage Securities Corp.
Series 2005-AR2, Class B9(a)	3.59	†	01/25/45	565		112,977
Series 2005-AR2, Class B10*(a)(e)	3.59	†	01/25/45	1,351		390,300
Series 2002-AR12, Class B4	7.20	†	10/25/32	79		71,877
Series 2002-AR12, Class B5	7.20	†	10/25/32	59		53,531
Series 2002-AR12, Class B6	7.20	†	10/25/32	98		9,831

						638,516

Wells Fargo Mortgage Backed Securities Trust
Series 2002-10, Class B5	6.00		06/25/32	334		305,181

Total Subordinated Collateralized Mortgage Obligations
(Cost – $35,853,734)						20,046,683

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $35,853,734)						20,046,683

SHORT TERM INVESTMENTS – 5.7%
Federal Home Loan Bank Discount Notes(d)	2.05		06/09/08	5,000		4,997,722
United States Treasury Bill(d)	3.20		06/19/08	100	#	99,910

Total Short Term Investments
(Cost – $5,097,562)						5,097,632

Total Investments – 141.9%
(Cost – $156,278,315)						127,789,535
Liabilities in Excess of Other Assets – (41.9)%						(37,736,498)

NET ASSETS – 100.0%						$90,053,037

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
†	—	Variable Rate Security: Interest rate is the rate in effect as of May 31, 2008.
^	—	Portion or entire principal delivered as collateral for swap contracts (Note 8)
#	—	Portion or entire principal delivered as collateral for futures contracts (Note 8)
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date these coupons increase to LIBOR plus a predetermined margin.
(b)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(c)	—	Investment in sub-prime security. As of May 31, 2008 the total value of all such investments was $6,559,765 or 7.3% of net assets.
(d)	—	Zero Coupon Note – Interest rate represents current yield to maturity.
(e)	—	Private Placement.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Assets and Liabilities – (Unaudited)
May 31, 2008

Assets:
Investments in securities, at market (cost $156,278,315) (Note 2)	$127,789,535
Cash	33,487
Receivable for investments sold	184,978
Principal paydown receivable	18,821
Interest receivable	753,386
Receivable for variation margin	1,656
Unrealized appreciation on swaps contracts (Note 8)	552,742
Prepaid expenses	92,653

Total assets	129,427,258

Liabilities:
Reverse repurchase agreements (Note 6)	21,574,500
Interest payable for reverse repurchase agreements (Note 6)	16,172
Unrealized depreciation on swaps contracts (Note 8)	17,664,688
Investment advisory fee payable (Note 4)	50,316
Administration fee payable (Note 4)	16,819
Accrued expenses	51,726

Total liabilities	39,374,221

Net Assets (equivalent to $8.88 per share based on 10,135,477 shares issued and outstanding)	$90,053,037

Composition of Net Assets:
Capital stock, at par value ($0.01, 50,000,000 shares authorized) (Note 7)	$101,355
Additional paid-in capital (Note 7)	144,065,021
Distributions in excess of net investment income	(608,295)
Accumulated net realized loss	(7,790,049)
Net unrealized depreciation on investments, swap contracts and futures	(45,714,995)

Net assets applicable to capital stock outstanding	$90,053,037

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Operations – (Unaudited)
For The Six Months Ended May 31, 2008

Investment Income (Note 2):
Interest	$5,136,560

Expenses:
Investment advisory fee (Note 4)	326,683
Administration fees (Note 4)	104,518
Insurance	66,828
Directors’ fees	42,090
Custodian	38,282
Audit and tax services	31,000
Legal	21,941
Reports to stockholders	20,869
Transfer agency	15,348
Registration fees	13,751
Miscellaneous	46,006

Total operating expenses	727,316
Interest expense on reverse repurchase agreements (Note 6)	455,637

Total expenses	1,182,953

Net investment income	3,953,607

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain/(loss) on:
Investment transactions	(1,517,067)
Swap contracts	1,015,271
Future transactions	234,578

Net realized loss on investment transactions, swap contracts and futures transactions	(267,218)

Net change in unrealized appreciation/depreciation on:
Investments	(14,849,356)
Swap contracts	(6,805,922)
Futures	(149,551)

Net change in unrealized depreciation on investments, swap contracts and futures	(21,804,829)

Net realized and unrealized loss on investments, swap contracts and futures	(22,072,047)

Net decrease in net assets resulting from operations	$(18,118,440)

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	May 31, 2008	Ended
	(Unaudited)	November 30, 2007

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,953,607	$9,872,488
Net realized loss on investment transactions, swap contracts, and futures transactions	(267,218)	(3,165,441)
Net change in unrealized depreciation on investments, swap contracts and futures	(21,804,829)	(25,520,392)

Net decrease in net assets resulting from operations	(18,118,440)	(18,813,345)

Dividends to Stockholders (Note 2):
Net investment income	(5,472,477)	(10,955,634)
Capital Stock Transactions (Note 7):
Net asset value of shares issued through dividend reinvestment (1,371 and 0 shares, respectively)	12,212	—
Cost of shares repurchased (0 and 10,000 shares, respectively)	—	(97,478)

Net increase (decrease) in net assets from capital stock transactions	12,212	(97,478)

Total decrease in net assets	(23,578,705)	(29,866,457)
Net Assets:
Beginning of period	113,631,742	143,498,199

End of period (including undistributed (distributions in excess) of net income of ($1,562,303) and $522,177, respectively)	$90,053,037	$113,631,742

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Cash Flows – (Unaudited)
For the Six Months Ended May 31, 2008

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(18,118,440)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(6,332,146)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	14,320,501
Purchases of short-term portfolio investments, net	(4,970,876)
Decrease in net swap premiums paid	165,625
Decrease in interest receivable	140,862
Increase in receivable for investments sold	(184,978)
Decrease in principal paydown receivable	2,498,095
Increase in prepaid expenses	(89,411)
Decrease in variation margin receivable	4,735
Decrease in interest payable for reverse repurchase agreements	(38,800)
Decrease in investment advisory fee payable	(12,807)
Decrease in administration fee payable	(3,273)
Increase in accrued expenses	21,653
Net amortization and paydown gain on investments	274,215
Unrealized depreciation on investments	14,849,356
Unrealized depreciation on swaps	6,805,922
Net realized loss on investment transactions	1,517,067

Net cash provided by operating activities	10,847,300

Cash flows used for financing activities:
Payment on shares redeemed	(97,478)
Net cash used for reverse repurchase agreements	(8,734,500)
Dividends paid to stockholders, net of reinvestments	(5,460,265)

Net cash used for financing activities	(14,292,243)

Net decrease in cash	(3,444,943)
Cash at beginning of period	3,478,430

Cash at end of period	$33,487

Interest payments for the six months ended May 31, 2008, totaled $494,437.
Cash at beginning of period includes $1,670,000 received for margin requirements on swap contracts.
Cash at the end of period includes $440,000 held by brokers for margin requirements on swap contracts.
Noncash financing activities includes reinvestment of dividends of $12,212.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Financial Highlights

	For the
	Six Months
	Ended		For the Year Ended November 30,
	May 31, 2008
	(Unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$11.21		$14.15	$14.05	$14.56	$14.41	$14.10

Net investment income	0.39		0.97	0.92	1.16	1.20	1.22
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(2.18)		(2.83)	0.26	(0.46)	0.25	0.39

Net increase (decrease) in net asset value resulting from operations	(1.79)		(1.86)	1.18	0.70	1.45	1.61

Net effect of shares repurchased	—		0.00 *	—	—	—	—

Dividends from net investment income	(0.54)		(1.08)	(1.08)	(1.21)	(1.30)	(1.30)

Net asset value, end of period	$8.88		$11.21	$14.15	$14.05	$14.56	$14.41

Market price, end of period	$9.21		$9.98	$14.08	$12.70	$14.61	$14.67

Total Investment Return+	(2.22	)%(1)	(22.54)%	20.36%	(5.20)%	9.10%	17.55%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000’s)	$90,053		$113,632	$143,498	$142,531	$147,645	$146,180
Operating expenses	1.45%(2)		1.23%	1.18%	1.24%	1.25%	1.28%
Interest expense	0.91%(2)		0.94%	1.87%	1.45%	0.58%	0.51%
Total expenses	2.36%(2)		2.17%	3.05%	2.69%	1.83%	1.79%
Net investment income	7.87%(2)		7.41%	6.60%	8.05%	8.23%	8.54%
Portfolio turnover rate	5%(1)		101%	93%	46%	65%	78%

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $.01

(1)	Not Annualized

(2)	Annualized

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

1.     The Fund
The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.
The Fund’s investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
FAS 157: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. FAS 157 established a three-tier hierarchy for measuring fair value and enhancing disclosure. This three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

The following is a summary of the inputs used, as of May 31, 2008, in valuing the Fund’s assets carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities	Instruments*

Level 1 — Quoted Prices	$0	$(114,269)
Level 2 — Other Significant Observable Inputs	127,789,535	(17,111,946)
Level 3 — Significant Unobservable Inputs	0	0

Total	$127,789,535	$(17,226,215)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in	Other Financial
	Securities	Instruments*

Balance as of December 1, 2007	$5,379,930	$—
Accrued discounts/premiums	(425,174)	—
Realized gain (loss)	67,850	—
Change in unrealized appreciation (depreciation)	439,446	—
Net purchases (sales)	(4,223,322)	—
Transfers in and/or out of Level 3	(1,238,730)	—

Balance as of May 31, 2008	$—	$—

*	Other financial instruments include futures and swap contracts
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.
Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Payments paid or received upon the opening of a swap agreement are included in Swap premiums paid or received in the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon the termination or maturity of the swap. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of May 31, 2008.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management Inc. (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.
The Financial Accounting Standards Board (“FASB”) has issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of May 31, 2008, the Fund has implemented FIN 48 and has determined that there is no impact on its financial statements.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Risk of Investing in Asset-Backed Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.
4.     Investment Advisory Agreements and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

Fund’s average weekly net assets. For the six months ended May 31, 2008, the Advisor earned $326,683 in investment advisory fees.
The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. For the six months ended May 31, 2008 the Administrator earned $104,518 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator, except for NQ filing fees.
Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and/or Administrator.
5.     Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 2008, were $6,332,146 and $11,916,900, respectively. There were no purchases of U.S. Government securities during the six months ended May 31, 2008. Sales of U.S. Government securities for the six months ended May 31, 2008 were $4,232,385. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
6.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
As of May 31, 2008, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$5,451,000	Credit Suisse 2.24%, dated 5/19/08, maturity date 6/17/08	$5,460,836
5,661,000	Credit Suisse 5.24%, dated 5/20/08, maturity date 6/10/08	5,678,304
10,462,500	Merrill Lynch 2.15%, dated 5/29/08, maturity date 6/17/08	10,474,372

$21,574,500

	Maturity Amount, Including Interest Payable	$21,613,512

	Market Value of Assets Sold Under Agreements	$21,944,646

	Weighted Average Interest Rate	2.98%

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2008, was approximately $25,548,336 at a weighted average interest rate of 3.28%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $37,235,024 as of May 13, 2008, which was 28.95% of total assets.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

7.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 10,135,477 shares outstanding as of May 31, 2008, the Advisor owned 7,018 shares.
The fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 1.5 million of the fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.
For the six months ended May 31, 2008, no shares were repurchased. For the year ended November 30, 2007, 10,000 shares were repurchased at a cost of $97,478 and at an average discount of 16.11% from its net asset value. All shares repurchased have been retired.
8.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was not any written option activity for the six months ended May 31, 2008.
As of May 31, 2008, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$1,500,000	11/7/09	Agreement with JP Morgan, dated 11/05/07 to pay semi-annually the notional amount multiplied by 4.40% and to receive quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	$(23,596)

2,000,000	11/8/09	Agreement with JP Morgan, dated 11/06/07 to pay semi-annually the notional amount multiplied by 4.45% and to receive quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	(32,972)

15,000,000	4/10/12	Agreement with JP Morgan dated 03/28/07 to receive semi-annually the notional amount multiplied by 4.96% and to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	552,742

5,000,000	8/12/41	Agreement with Greenwich Capital, dated 12/06/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on MSC 2006-T23 H.	(2,984,970)

5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/01/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on BSCMS 2006-T24 H.	(2,474,869)

5,000,000	2/11/44	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on BSCMS 2007-PW15 H.	(2,852,332)

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on WBCMT 2006-C28 J.	$(3,049,033)

5,000,000	1/15/49	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.45% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on CSMC 2007-C2 K.	(3,222,496)

5,000,000	11/12/49	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on MSC 2007-T25 H.	(3,024,420)

			$(17,111,946)

As of May 31, 2008, the following futures contracts were outstanding:
Long:

Notional		Expiration	Cost at	Value at	Unrealized
Amount	Type	Date	Trade Date	May 31, 2008	Depreciation

$8,700,000	5 Yr. U.S. Treasury Note	September 2008	$9,692,888	$9,564,563	$(128,325)
Short:

Notional		Expiration	Cost at	Value at	Unrealized
Amount	Type	Date	Trade Date	May 31, 2008	Depreciation

$2,600,000	10 Yr. U.S. Treasury Note	September 2008	$2,936,619	$2,922,563	$14,056
9.     Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
During the six months ended May 31, 2008, the tax character of the $5,472,477 of distributions paid was entirely from ordinary income. As of the end of the Fund’s fiscal year, if it has paid distributions in excess of accumulated ordinary taxable income, such excess amounts will be reclassified to return of capital. During the year ended November 30, 2007, the tax character of the $10,955,634 of distributions paid was also entirely from ordinary income.
As of May 31, 2008, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Distributions in excess of net ordinary income	$(553,014)
Capital loss carryforward	(7,904,318)

Book basis unrealized depreciation	(45,714,995)
Plus: Cumulative timing differences	58,988

Net unrealized depreciation on investments and swap contacts	(45,656,007)

Total tax basis net accumulated losses	$(54,113,339)

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements — (Unaudited)
May 31, 2008

The difference between distributions in excess of ordinary income on a tax basis and book distributions in excess of net investment income is due to the differing treatment of swap interest income (expense) for tax purposes. The differences between the tax basis capital loss carryforward and book accumulated realized losses is due to the mark-to market of futures for tax purposes. The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments as of May 31, 2008 was $156,278,315. Net unrealized depreciation was $28,488,780 (gross unrealized appreciation — $1,542,993; gross unrealized depreciation — $30,031,773). As of May 31, 2008, the Fund had a capital loss carryforward of $7,904,318, of which $1,070,268 expires in 2011, $1,251,786 expires in 2013, $767,748 expires in 2014, $928,622 expires in 2015, and $3,885,894 expires in 2016, available to offset any future gains, to the extent provided by regulations.
Capital Account Reclassification: As of May 31, 2008, the Funds distributions in excess of net investment income was decreased by $388,398 with an offsetting increase in accumulated net realized loss. These adjustments result from reclassifications due to permanent book/tax differences.
10.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividend:

Dividend	Record	Payable
Per Share	Date	Date

$0.090	06/17/08	06/26/08
0.090	07/15/08	07/24/08
11.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
12.     New Accounting Pronouncement
In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and disclosures.

COMPLIANCE CERTIFICATIONS (Unaudited)

On 4/18/2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PROXY RESULTS (Unaudited)

During the six months ended May 31, 2008, The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. stockholders voted on the following proposals at a stockholders’ meeting on March 27, 2008. The description of each proposal and number of shares voted are as follows:

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

1. To elect to the Fund’s Board of Directors Louis P. Salvatore	9,050,783	0	238,875

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

2. To elect to the Fund’s Board of Directors Clifford E. Lai	9,049,915	0	239,743

BOARD CONSIDERATIONS RELATING TO THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 27, 2008, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Hyperion Brookfield Asset Management, Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including the information received from the Advisor on a quarterly basis. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manage the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with nine similar funds for the 1, 3 and 5 year periods and the year-to-date period as of January 31, 2008. The Board noted that while the Fund was outperformed by the other funds for all periods, based on the Advisor’s explanation of the current market and the steps taken to improve performance, the Board concluded that the Fund’s performance was adequate.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Hyperion Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided with. The Board noted that the Fund’s total advisory and administrative fee and the Fund’s total expenses were slightly higher than the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is adequate in light of the current market and in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.
After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Disinterested Director

Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 65	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); Director of Apex Silver Corp. (“SIL”) (2007-Present); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	4

Disinterested Directors

Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 72	Director since June 2002, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of the Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001- Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	4

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Interested Director

Class Director to serve until 2011 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Director since December 2003, Member of the Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management Inc. (2006-Present); Chairman (2005-Present); Chief Executive Officer (1998-2007); President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President (2005-2008), Chief Executive Officer (2005-2008) and Director of Crystal River Capital, Inc., (“CRZ”) (2005-Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital Advisors, LLC).	4

Disinterested Director

Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since September 2005, Chairman of the Audit Committee, Member of the Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977- 2002).	4

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since June 2002	Please see “Information Concerning Directors.”

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Vice President	Elected Annually Since July 2007	Director (2002-Present), Chief Executive Officer (February 2007-Present), President (2006- Present) and Director of Marketing (1997-2006) of the Advisor; Vice President of several investment companies advised by the Advisor (July 2007-Present); Executive Vice President and Secretary of Crystal River Capital, Inc. (“CRZ”) (2005-2007).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfield Operations and Management Services, LLC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor; Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 39	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President and General Counsel (November 2006- Present), Assistant Secretary (November 2006- January 2007), Secretary (February 2007- Present) of Crystal River Capital, Inc. (“CRZ”); Secretary of several investment companies advised by the Advisor (November 2006- Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director and CCO (September 2006-Present), Assistant General Counsel (July 2006-Present), and Compliance Officer (July 2005-August 2006) of the Advisor; CCO of several investment companies advised by the Advisor (November 2006-Present); Assistant Secretary of Crystal River Capital, Inc. (“CRZ”) (April 2007- Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116
TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Stockholder Services:
1 (800) 937-5449
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John J. Feeney, Jr.
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The financial information included herein is taken from records of the Fund without audit by the Fund’s independent auditors, who do not express an opinion thereon.

The Hyperion Brookfield Strategic
Mortgage Income Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.
     Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
     Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
     Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
     Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
     Please see Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.
     Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     None.
Item 10. Submission of Matters to a Vote of Security Holders.
     None.

Item 11. Controls and Procedures.
(a)   The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.
(b)   As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.
     (3) None.
(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date: August 7, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date: August 7, 2008

By:	/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer

Date: August 7, 2008